SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 3, 2013

BioTime, Inc.
(Exact name of registrant as specified in its charter)

California	1-12830	94-3127919
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1301 Harbor Bay Parkway
Alameda, California 94502
(Address of principal executive offices)

(510) 521-3390
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Any statements that are not historical fact (including, but not limited to statements that contain words such as “may, “will,” “believes,” “plans,” “intends,” “anticipates,” “expects,” “estimates”) should also be considered to be forward-looking statements.  Additional factors that could cause actual results to differ materially from the results anticipated in these forward-looking statements are contained in BioTime’s periodic reports filed with the SEC under the heading “Risk Factors” and other filings that BioTime may make with the Securities and Exchange Commission.  Undue reliance should not be placed on these forward-looking statements which speak only as of the date they are made, and the facts and assumptions underlying these statements may change.    Except as required by law, BioTime disclaims any intent or obligation to update these forward-looking statements.

Section 1 - Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On June 3, 2013, we entered into Stock and Warrant Purchase Agreements of like terms (the “Purchase Agreements”) with certain investors (“Purchasers”) for a registered direct offering of 2,180,016 of our common shares, no par value, and warrants to purchase up to an aggregate of 545,004 common shares for an aggregate purchase price of $9,057,966.48.  The common shares and warrants are being offered in “units” with each unit consisting of one common share and one-quarter of a warrant, at an offering price of $4.155 per unit.  The common shares and warrants that the Purchasers will receive may be transferred separately immediately upon issuance.  The price per unit was based upon the volume weighted average closing price of our common shares on the NYSE MKT for the 10 trading days ending May 24, 2013.

Each warrant will have an initial exercise price of $5.00 per share and will be exercisable during the five year period beginning on the date of issuance.  No fractional warrants will be issued, and purchasers must purchase an aggregate number of units to permit the issuance of full warrants only.  The number of shares issuable upon the exercise of the warrants and the exercise price per share will be proportionally adjusted in the event of a stock split, stock dividend, combination, or recapitalization of the common shares, or as a result of certain other transactions. The foregoing description of the material terms of the warrants is qualified in its entirety by reference to the full text of the warrant certificates, the form of which has been filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

We will pay certain participating broker-dealers a fee in the amount of 5% of the aggregate purchase price of the units purchased by investors introduced to us by them.  A copy of our Client Referral and Solicitation Agreement with OBEX Securities LLC and our Engagement Letters with Benjamin & Jerold Brokerage LLC and Scarsdale Equities LLC have been filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

We expect to realize approximately $8,582,569 in net proceeds from the sale of the common shares and warrants in the offering, after deducting fees payable to broker-dealers and other offering expenses.  We intend to use the net proceeds from the offering for working capital and other general corporate purposes and may invest a portion of the proceeds in one or more of its subsidiaries, including funding of the expansion of the LifeMap Sciences, Inc. product development and research programs.

The Purchase Agreements contain customary representations, warranties and agreements by us, customary conditions to closing, other obligations of the parties and termination provisions.  The representations, warranties and covenants contained in the Purchase Agreements were made only for purposes of those agreements and as of specific dates, were solely for the benefit of the parties to the Purchase Agreements, and may be subject to limitations agreed upon by the contracting parties.  The foregoing description of the material terms of the Purchase Agreements is qualified in its entirety by reference to the full text of the Purchase Agreements, the form of which has been filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

The common shares and warrants, and the common shares issuable upon the exercise of the warrants are being offered and sold pursuant to a prospectus supplement dated as of June 3, 2013, which has been filed with the Securities and Exchange Commission in connection with a takedown from our shelf registration statement on Form S-3 (File No. 333-183557), which became effective on September 7, 2012, and the base prospectus dated September 7, 2012.  The sale of the common shares and warrants is expected to close on June 6, 2013, subject to the satisfaction of customary closing conditions.

LifeMap Sciences Common Stock Option Agreement

As a condition to the sale of the shares and warrants, we are entering into an Option Agreement with the investors who have signed the Purchase Agreements.  Under the Option Agreement, each investor will have an option to purchase a number of shares of common stock that we hold in our subsidiary LifeMap Sciences, Inc., initially equal to the number of warrants purchased by the investor under the Purchase Agreement.  The options to purchase shares of LifeMap Sciences common stock may be exercised at a price of $4.00 per share in lieu of exercising the warrants to purchase our common shares. The exercise of an option by an investor will require the cancellation of one BioTime warrant for each share of LifeMap Sciences common stock (as adjusted to reflect any stock dividend, stock split, reverse stock split or other certain other transactions) purchased by the investor, so that an investor will have to choose between purchasing BioTime common shares and LifeMap Sciences common stock when they exercise either the warrants or the options.  The options granted to each investor are not transferable except to other investors who have purchased BioTime common shares and warrants under the Purchase Agreement, or in the case of a merger, consolidation, or sale of all of the assets of the option holder, and will expire in three years or earlier upon the exercise or transfer of all of the investor’s warrants to purchase our common shares.  The right of a holder of an option to exercise its option is subject to the availability of an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”).

If LifeMap Sciences common stock becomes publicly traded on a securities exchange or electronic trading system designated in the Option Agreement or on the OTC Bulletin Board and a registration statement under the Securities Act permitting the resale of the shares issuable upon the exercise of the option is not in effect, an option holder may tender to us all or a portion of the option being exercised, along with an equal number of warrants to purchase BioTime common shares, in lieu of paying the exercise price in cash, and receive upon such exercise the "net number" of shares of LifeMap Sciences common stock determined according to a formula based on the total number of shares with respect to which the option is being exercised, the closing sale price for the LifeMap common stock on the trading day immediately preceding the date that the option exercise notice is received, and the exercise price of the option.

We have agreed that if we obtain from LifeMap Sciences rights to register for sale under the Securities Act the LifeMap Sciences common stock we hold, we will, in conjunction with any exercise those rights, include in the registration the shares that investors may acquire through the exercise of their options.  LifeMap Sciences common stock is not publicly held or traded, and LifeMap Sciences has no present plan to file a registration statement under the Securities Act for a public offering of any of its securities.

Section 9-Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

4.1	Form of Warrant

10.1	Form of Stock and Warrant Purchase Agreement

10.2	Client Referral and Solicitation Agreement, dated April 1, 2013, between BioTime, Inc., LifeMap Sciences, Inc. and OBEX Securities, LLC

10.3	Engagement Letter, dated May 30, 2013, between BioTime, Inc. and Benjamin & Jerold Brokerage LLC

10.4	Engagement Letter, dated May 30, 2013, between BioTime, Inc. and Scarsdale Equities LLC

10.5	Form of Option Agreement

99.1	Press Release Dated June 3, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOTIME, INC.

Date: June 3, 2013	By	/s/ Robert W. Peabody
Chief Financial Officer

Exhibit Number	Description

4.1	Form of Warrant

10.1	Form of Stock and Warrant Purchase Agreement

10.2	Client Referral and Solicitation Agreement, dated April 1, 2013, between BioTime, Inc., LifeMap Sciences, Inc. and OBEX Securities, LLC

10.3	Engagement Letter, dated May 30, 2013, between BioTime, Inc. and Benjamin & Jerold Brokerage LLC

10.4	Engagement Agreement, dated May 30, 2013, between BioTime, Inc. and Scarsdale Equities LLC

10.5	Form of Option Agreement

99.1	Press Release Dated June 3, 2013